                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 1, 2000


                       TAKE TWO INTERACTIVE SOFTWARE, INC.
               (exact name of registrant as specified in charter)


                                                        575 Broadway
                                                  New York, New York 10012
          Delaware                                     (212) 334-6633                                 51-0350842
(State or other jurisdiction         (Address, including zip code, and telephone number,           (I.R.S. employer
      of incorporation                  including area code, of registrant's principal           identification number)
      or organization)                               executive offices)


                      Kelly Sumner, Chief Executive Officer
                       Take-Two Interactive Software, Inc.
                                  575 Broadway
                            New York, New York 10012
                                 (212) 334-6633
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)







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Item 5.  Other Events

         The Licensed Publisher Agreement dated April 1, 2000 between Take Two Interactive Software, Inc. and Sony Computer Entertainment America, Inc., which was previously filed, is being filed to unredact certain portions of the agreement.

         The Letter Agreement dated July 26, 2001 between Take Two Interactive Software, Inc. and Apogee Software, Ltd., which was previously filed, is being filed in an unredacted form.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99.1 Licensed Publisher Agreement dated April 1, 2000, between Sony Computer Entertainment America Inc. and Take Two Interactive Software, Inc. (Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2.)

         Exhibit 99.2 Letter Agreement dated July 26, 2001 between Take Two Interactive Software, Inc. and Apogee Software, Ltd.




                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the undersigned duly authorized.

Dated:  May 7, 2002

                                      Take-Two Interactive Software, Inc.



                                      By:  /s/ Kelly Summer
                                         ------------------------------------
                                           Kelly Summer
                                           Chief Executive Officer




                                       2
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
-----------                -----------

99.1 Licensed Publisher Agreement dated April 1, 2000, between Sony Computer Entertainment America Inc. and Take Two Interactive Software, Inc. (Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2.)

99.2 Letter Agreement dated July 26, 2001 between Take Two Interactive Software, Inc. and Apogee Software, Ltd.





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